UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1322 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 24, 2007, Aruba Networks, Inc. (“Aruba”) issued a press release reporting selected financial results for the three months ended April 30, 2007. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Aruba is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated as of May 24, 2007, entitled “Aruba Announces Fiscal Third Quarter 2007 Financial Results”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: May 24, 2007	By:	/s/ Alexa King
Alexa King
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated as of May 24, 2007, entitled “Aruba Announces Fiscal Third Quarter 2007 Financial Results”